MML Growth Equity Fund – Letter to Shareholders
To Our Shareholders

[PHOTO]

“The advances in the market indices were primarily fueled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 1, 2000

MassMutual Consolidates Investment Expertise

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”) which took responsibility for managing and administering the MML Series Investment Fund (the “Funds ”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MML Money Market, MML Managed Bond and MML Blend Funds. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MML Equity and MML Small Cap Value Equity Funds.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.

(Continued)

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks —seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

(Continued)

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/ John V. Murphy

John V. Murphy
President
MML Series Investment Fund

MML Growth Equity Fund

What are the investment objectives and policies for the MML Growth Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

How did the Fund perform in 1999?

Absolute and relative performance were both strong. From inception on May 3, 1999, through December 31, 1999, the Fund’s shares posted a return of 30.10%, well ahead of the 11.00% return of the Standard & Poor’s 500 Composite Index over the same period. The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors contributed to the Fund’s exceptionally strong performance?

Investors favored growth stocks during the period, especially those in the technology sector. Consequently, an overweighting in technology stockswas a major factor in enabling the Fund to beat the index. Within technology, Internet infrastructure and fiber-optic stocks were particularly strong. Buying was concentrated in the technology sector to such an extent that the non-technology stocks in the S&P 500, as a group, were down for the year, many of them reflecting concerns over higher interest rates. Another measure of how avidly investors sought out technology investments is the performance of the technology-heavy Nasdaq Composite Index, which surged ahead 85.6% during 1999.

Why are you targeting Internet infrastructure companies?

We believe that infrastructure stocks have better risk/reward profiles than other Internet plays. Because the Internet is such a young medium, it is difficult to recognize which Internet retailers, for example, are going to succeed. Retailing in any medium—on-line or off—is a fiercely competitive business, and companies can fail for a wide variety of reasons. On the other hand, we can be reasonably certain that whatever the dominant Internet trends turn out to be, they will require the products and services of infrastructure companies.

Here are some examples. One of the Fund’s core holdings, Sun Microsystems, is a key manufacturer of the servers used to store information on the Net. Another important holding is Cisco Systems, which makes the routers and switches that carry data on the Internet. MCI WorldCom owns much of the fiber-optic network that supports Internet traffic. Even one of our largest leisure holdings, Time Warner, can be considered a technology play because of its cable business, which will soon enable the company to deliver Internet access to its customers.

Can you explain how your research process works?

We look for investments supported by positive assessments from several independent points of view. As an example, let’s take Corning, the world’s largest producer of the fiber-optic cable used for Internet traffic. In our visit with their management last summer, we learned that they expected demand for their cable to outstrip supply over the next couple of years and that they were the only supplier with a new cable plant coming on line. At the same time, our telecommunications analyst noted that many of the companies he covered were talking about spending large sums of money to upgrade to fiber-optic cable. Finally, our European analysts were seeing the same trend, and we knew that Corning had won some big contracts in Europe. We therefore got a favorable picture about Corning from three different sources, making the case for investing in that stock a strong one.

What is your outlook?

We still have some of the same worries we mentioned in the last report—mainly about the rich valuations of many stocks, particularly in the technology sector. In addition, rising interest rates during the period made it difficult for many stocks to make upward progress, and if that trend continues, the technology sector could be vulnerable. Having said that, we should also point out that technology is where the best growth is occurring, and identifying solid growth opportunities is what this fund is all about. Furthermore, the economy is fundamentally in good shape, with solid growth and minimal inflation. Our business is not to try to predict tops and bottoms in the market, but to identify the stocks that will benefit most from the dominant growth trends of our time. From that standpoint, we are very comfortable with the opportunities that we have identified for the Fund’s shareholders.

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the Standard & Poor’s 500 Composite Index

MML Series Investment Fund
Total Return
Since Inception
5/3/1999 - 12/3/99

MML Growth Equity Fund	30.10%

Standard & Poor’s 500 Composite Index	11.00%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[GRAPH]

                     MML Growth   Standard & Poor's 500
                     Equity Fund     Composite Index

  5/3/99               10,000             10,000
 5/31/99                9,877              9,764
 6/30/99               10,648             10,306
 7/31/99               10,368              9,984
 8/31/99               10,297              9,935
 9/30/99               10,246              9,662
10/31/99               10,686             10,274
11/30/99               11,416             10,483
12/31/99               13,010             11,100

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS

Investments at value (See Schedule of Investments) (Note 2)

Equities (Identified cost: $28,035,060)	$35,830,320

Short-term investments, at cost	3,164,500

Total investments	38,994,820

Cash	737,377

Receivable for investment securities sold	284,976

Interest and dividends receivable	11,758

Subscriptions receivable	69,378

Reimbursement receivable	47,560

Total assets	40,145,869

LIABILITIES

Payable for investment securities purchased	564,290

Investment management fee payable (Note 3)	65,676

Accrued liabilities	29,297

Total liabilities	659,263

NET ASSETS	$39,486,606

Net assets consist of:

Series shares, (par value $.01 per share) (Note 5)	$ 30,356

Additional paid-in capital	30,817,061

Accumulated net investment loss (Note 2)	(2,359)

Undistributed net realized gain on investments and foreign currency (Note 2)	846,296

Net unrealized appreciation on investments and foreign currency (Note 2)	7,795,252

NET ASSETS	$39,486,606

Outstanding series shares	3,035,605

Net asset value per share	$ 13.01

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

STATEMENT OF OPERATIONS
For the Period May 3, 1999 (Commencement of Operations) through December 31, 1999

Investment income (Note 2)

Dividends	$ 70,752

Interest	92,422

Total income	163,174

Expenses
Investment management fee (Note 3)	154,726

Audit fees	19,836

Trustees’ fees	8,925

Other expenses	40,074

Total expenses	223,561

Expenses reimbursed (Note 3)	(47,560)

Net expenses	176,001

Net investment loss (Note 2)	(12,827)

Net realized and unrealized gain (loss) on investments and foreign currency

Net realized gain on investments (Note 2)	861,929

Net realized loss on foreign currency (Note 2)	(5,165)

Net change in unrealized appreciation on investments (Note 2)	7,795,260

Net change in unrealized depreciation on foreign currency (Note 2)	(8)

Net gain	8,652,016

Net increase in net assets resulting from operations	$8,639,189

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period May 3, 1999 (Commencement of Operations) through December 31, 1999

From Operations:

Net investment loss	$ (12,827)

Net realized gain on investments and foreign currency	856,764

Net change in unrealized appreciation on investments and foreign currency	7,795,252

Net increase in net assets resulting from operations	8,639,189

Net increase in capital share transactions: (Note 5)	30,847,417

Total increase	39,486,606

NET ASSETS, at beginning of the period	-

NET ASSETS, at end of the period	$39,486,606

Accumulated net investment loss included in net assets at end of the period	$ (2,359)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series shares outstanding for the period May 3, 1999
(Commencement of Operations) through December 31, 1999:

Net asset value: Beginning of period	$ 10.000

Income from investment operations:

Net investment loss	(0.004)

Net realized and unrealized gain on investments and foreign currency	3.014

Total income from investment operations	3.010

Net asset value: End of period	$ 13.010

Total return **	30.10%	*

Net assets (in thousandths):	$39,486.6

Ratio of expenses to average net assets:

Before expense waiver	0.77%	*

After expense waiver	0.61%	*

Ratio of net investment loss to average net assets:

Before expense waiver	(0.21%)	*

After expense waiver	(0.04%)	*

Portfolio turnover rate	105.51%	*

*	Percentages represent results for the period and are not annualized.
**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)
EQUITIES - 90.7%

Advertising - 0.8%
Young & Rubicam, Inc.	4,540	$321,205

Apparel, Textiles & Shoes - 0.5%
Fast Retailing Company	500	203,214
Gap, Inc.	300	13,800

		217,014

Banking, Savings & Loans - 2.6%
Citigroup, Inc.	8,060	447,834
Providian Financial Corp.	1,860	169,376
State Street Corp.	5,790	423,032

		1,040,242

Broadcasting, Publishing & Printing - 7.7%
AMFM, Inc.*	2,450	191,713
Cablevision Systems Corp. Cl. A*	2,100	158,550
CBS Corp.*	9,910	633,621
Clear Channel Communications*	1,860	166,005
Comcast Corp. Cl. A	8,600	434,838
Gannett Co., Inc.	2,600	212,063
Infinity Broadasting Corp.*	15,300	553,669
MediaOne Group, Inc.*	4,300	330,294
Spanish Broadcasting System, Inc. Cl. A*	3,125	125,781
Univision Communications, Inc.*	1,650	168,609
Westwood One, Inc*	1,030	78,280

		3,053,423

Building Materials & Construction - 0.8%
Lowe’s Companies	5,260	314,285

Chemicals - 0.5%
Akzo Nobel	4,320	215,631

Commercial Services - 0.5%
Bouygues	186	117,636
Cintas Corp.	1,800	95,625
FreeMarkets, Inc.*	10	3,413

		216,674

Communications - 10.3%
American Tower Corp. Cl. A*	6,700	204,769
Antec Corp.*	2,900	105,850
China Telecom (Hong Kong) Ltd*	14,000	87,528
Echostar Communications Corp.*	1,300	126,750
Ericsson (LM ) CL. B	4,200	268,921
General Instrument Corp.*	7,520	639,200
Global Crossing Ltd.*	3,800	190,000
Harmonic, Inc.*	300	28,481
Jazztel PLC †*	1,200	78,150
L.M. Ericsson Telephone Co., CL. B†	200	13,138
Network Appliance, Inc.*	600	49,838
Nextel Communications, Inc. Cl. A*	3,320	342,375
Nippon Telegraph & Telephone Corp.	60	102,584
Nokia Corp. Sponsored †	3,420	649,800
Nortel Networks Corporation	4,670	471,670
NTL Incorporated*	1,700	212,075
NTT Mobile Communications Network, Inc.	60	230,375
Qualcomm, Inc.*	1,320	232,485
Scientific-Atlanta, Inc.	180	10,013

		4,044,002

Computer Integrated Systems Design - 3.3%
Cadence Design Systems, Inc.*	100	2,400
Computer Sciences Corp.*	4,580	433,383
Sun Microsystems, Inc.*	7,600	588,525
Teradyne, Inc.*	4,480	295,680

		1,319,988

Computer Programming Services - 1.5%
Macromedia, Inc.*	1,340	97,988
Network Solutions, Inc.*	800	174,050
New ERA Of Networks, Inc.*	500	23,813
VeriSign, Inc.*	1,540	294,044

		589,895

Computers & Information - 4.3%
Cisco Systems, Inc.*	10,330	1,106,601
Comverse Technology, Inc.*	1,020	147,645
EMC Corp.*	3,930	429,353

		1,683,599

Data Processing and Preparation - 2.2%
Affiliated Computer Services Cl. A*	4,700	216,200
Ceridian Corp.*	9,770	210,666
First Data Corp	8,870	437,402

		864,268
Electric Utilities - 2.1%
AES Corp.*	8,840	660,790
Calpine Corporation*	2,850	182,400

		843,190

Electrical Equipment & Electronics - 9.5%
Altera Corp.*	3,600	178,425
Analog Devices, Inc.*	3,970	369,210
Atmel Corp.*	9,860	291,486
DII Group, Inc.*	500	35,484
Finisar Corporation*	50	4,494
General Electric Company	6,920	1,070,870
Intel Corp.	2,950	242,822
Jds Uniphase Corp.*	100	16,131
LSI Logic Corp.*	6,290	424,575
Motorola, Inc.	2,180	321,005
National Semiconductor Corp.*	6,810	291,553
Novellus Systems, Inc.*	2,800	343,088
Qlogic Corp.*	300	47,963
RF Micro Devices, Inc.*	840	57,488
Texas Instruments, Inc.	750	72,656

		3,767,250

Energy - 1.9%
BP Amoco plc Sponsored †	4,140	245,554
Conoco, Inc. Cl. B	4,790	119,151
Halliburton Co.	4,300	173,075
Noble Drilling Corp.*	6,120	200,430

		738,210

Entertainment & Leisure - 2.6%
AT&T—Liberty Media Group*	6,170	350,148
Harrah’s Entertainment, Inc.*	1,300	34,369
Polaroid Corp.	100	1,881
Time Warner, Inc.	8,600	622,963

		1,009,361

Financial Services - 1.6%
American Express Company	1,240	206,150
Morgan Stanley Dean Witter & Co.	3,100	442,525

		648,675

Foods - 1.5%
The Kroger Co.*	11,240	212,155
Nestle SA	101	184,051
Safeway, Inc.*	5,560	197,728

		593,934

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Healthcare - 1.3%
Bristol-Myers Squibb Company	4,800	$308,100
Pharmacia & Upjohn, Inc.	4,590	206,550

		514,650

The Clorox Company	2,150	108,306
Corning Incorporated	5,600	722,050

		830,356

Industrial—Diversified - 1.5%
Tyco International Ltd.	15,440	600,230

Information Retrieval Services - 0.7%
America Online, Inc.	3,600	271,575

Insurance - 3.0%
American International Group	4,775	516,297
AON Corp.	4,850	194,000
CIGNA Corporation	2,300	185,294
Lincoln National Corp.	3,300	132,000
United Healthcare Corp.	2,820	149,813

		1,177,404

Machinery & Components - 2.7%
Applied Materials, Inc.*	2,370	300,249
Cooper Cameron Corp.*	2,060	100,811
Lam Research Corp.*	1,800	200,813
Mannesmann AG	1,900	457,811

		1,059,684

Medical Supplies - 3.4%
Agilent Technologies, Inc.*	1,600	123,700
Bausch & Lomb, Inc.	4,970	340,134
Guidant Corp.	4,330	203,510
Medtronic, Inc.	11,690	425,954
Waters Corp.*	4,430	234,790

		1,328,088

Pharmaceuticals - 1.2%
American Home Products Corporation	5,870	231,498
Warner-Lambert Co.	2,870	235,161

		466,659

Prepackaged Software - 12.4%
Alteon Websystems, Inc.*	25	2,194
BMC Software, Inc.*	5,700	455,644
Citrix Systems, Inc.*	400	49,200
Computer Associates International	7,230	505,648
Compuware Corp.*	14,800	551,300
Intuit, Inc.*	300	17,981
Microsoft Corp.*	12,900	1,506,075
OpenTV Corporation*	50	4,013
Oracle Corporation*	7,870	881,932
Siebel Systems, Inc.*	1,660	139,440
Sungard Data Systems, Inc.*	7,200	171,000
Veritas Software Corp.*	3,800	543,875
Vitria Technology, Inc.*	50	11,700

		4,840,002

Retail - 3.5%
Costco Wholesale Corp.*	3,160	288,350
CVS Corporation	9,480	378,608
Office Depot, Inc.*	7,320	80,063
Tandy Corp.	2,800	137,725
TJX Companies, Inc.	1,240	25,343
Wal-Mart Stores, Inc.	7,100	490,788

		1,400,877

Telephone Utilities - 4.4%
Alltel Corp.	4,000	330,750
Amdocs Ltd.*	1,825	62,963
Global Telesystems Group, Inc.*	4,340	150,273
MCI WORLDCOM, Inc.*	12,915	685,291
Metromedia Fiber Network, Inc.*	2,050	98,272
Sprint Corp. (PCS Group)*	4,000	410,000
Tritel, Inc.*	50	1,584

		1,739,133

Transportation - 0.3%
Royal Caribbean Ltd.	2,450	120,816

TOTAL EQUITIES (Cost $28,035,060)		35,830,320

	Principal Amount	Market Value (Note 2)

SHORT-TERM INVESTMENTS - 8.0%

Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $3,165,307 and an effective yield of 3.06%, collateralized by Federal National Mortgage Association with a rate of 7.32%, maturity date of 08/01/2027, and market value, including accrued interest, of $3,323,270	$3,164,500	$ 3,164,500

TOTAL SHORT-TERM INVESTMENTS (Cost $3,164,500)		3,164,500

TOTAL INVESTMENTS - 98.7%
(Cost $31,199,560)**		38,994,820

Other Assets/(Liabilities) - 1.3%		491,786

NET ASSETS - 100.0%		$ 39,486,606

Notes to Schedule of Investments

*	Non-income producing security.
**	Aggregate cost for Federal tax purposes (Note 7)
†	ADR: American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund
MML Growth Equity Fund (the “Fund”), which commenced operations on May 3, 1999, is a diversified series of the MML Series Investment Fund ( “MML Trust”), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MML Trust, which has eight separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ( “MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies who are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees ”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Securities and other assets for which no market quotation is available are valued at fair value in accordance with procedures approved and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. Current year’s reclassifications were $10,468.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar last quoted by any major bank at the end of each business day. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amounts actually received.

Securities Lending
The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At December 31, 1999, the Fund did not have any loaned securities.

Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at December 31, 1999.

Forward Commitments
The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 1999, the Fund had no open forward commitments.

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services as needed by the Fund. For acting as such, MassMutual receives a fee from the Fund at the annual rate, payable quarterly, of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75% of the next $300,000,000, 0.72% of the next $600,000,000 and 0.65% of assets over $1.5 billion, of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Massachusetts Financial Services Company (“MFS”) pursuant to which MFS serves as the Fund’s sub-adviser, providing day-to-day management of the Fund’s investments. MassMutual pays MFS a monthly fee based upon (1) the average daily net assets of the Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services at the annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of assets over $1.5 billion. MFS also provides investment sub-advisory services for MassMutual Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net assets of the Fund for such year. For the period ended December 31, 1999, $47,560 of the Fund ’s expenses were borne by MassMutual.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.
Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period from May 3, 1999 (commencement of operations) through December 31, 1999, were as follows:

Purchases
	Equities	$55,769,520
Sales
	Equities	$28,596,389

5.	Capital Share Transactions
The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the period May 3, 1999 (commencement of operations) through December 31, 1999 is as follows:

Shares
	Sales of shares	3,084,916
	Redemptions of shares	(49,311)

	Net increase	3,035,605
Amount
	Sales of shares	$31,389,266
	Redemptions of shares	(541,849)

	Net increase	$30,847,417

6.	Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities issued by comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information	At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Federal Income Tax Cost $31,579,659	Tax Basis Unrealized Appreciation $8,284,509	Tax Basis Unrealized Depreciation $(869,348)	Net Unrealized Appreciation $7,415,161

The Fund has elected to defer to January 1, 2000 post-October currency losses of $2,359.
Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of the MML Growth Equity Fund (the “Fund”) which is a component of the MML Series Investment Fund (“MML Trust ”), as of December 31, 1999, and the related Statements of Operations, of Changes in Net Assets and Financial Highlights for the period from May 3, 1999 (Commencement of Operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the MML Trust ’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian, brokers and other procedure. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, and the results of its operations, its changes in net assets and financial highlights for the period from May 3, 1999 (Commencement of Operations) through December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 8, 2000